Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with China Energy Savings Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Lok Yuen-Ming, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence Lok Yuen-Ming
Lawrence Lok Yuen-Ming Chief Financial Officer (Principal Financial Officer) Date: February 14, 2006